Filed under Rule 497(e) and Rule 497(k)
Registration No. 002-83631

VALIC Company I

Government Securities Fund

(the “Fund”)

Supplement dated April 15, 2025, to the Summary Prospectus and the Prospectus of the Fund,

each dated October 1, 2024, as supplemented to date

Effective immediately, the following changes are made to the Fund’s Summary Prospectuses and Prospectus, as applicable:

The section of the Summary Prospectus entitled “Investment Adviser-Portfolio Managers” is deleted in its entirety and replaced with the following:

Name and Title	Portfolio Manager of the Fund Since

Michael Sais, CFA, MBA Managing Director and Co-Lead Manager*	2011

Robert Manning, CFA, MBA Managing Director and Co-Lead Manager	2011

Edward Fitzpatrick III, CFA, MBA Managing Director and Co-Lead Manager	April 2025

*

Mr. Sais has announced his retirement from JPMIM effective April 2026. Until his retirement, Mr. Sais will continue to serve on the portfolio management team, and upon his retirement, Messrs. Manning and Fitzpatrick will continue to be responsible for the management of the Fund.

The twelves, thirteens, and fourteenth paragraphs of the Prospectus, related to the Government Securities Fund, in the section entitled “Management-Investment Subadvisers- J.P. Morgan Investment Management Inc. (“JPMIM”)” are deleted in its entirety and replaced with the following:

The Government Securities Fund is managed by a team led by Michael Sais, CFA, MBA, Robert Manning, CFA, MBA, and Edward Fitzpatrick III.

Michael Sais, CFA, MBA, Managing Director, is a member of the Global Fixed Income, Currency & Commodities (GFICC) group. Based in Columbus, he is a senior portfolio manager and is responsible for managing investments consistent with the unique requirements of insurance industry clients. Additionally, Mr. Sais manages several mutual funds. An employee since 1994, Mr. Sais was previously a senior fixed-income research analyst responsible for the valuation and analysis of the mortgage-backed securities market. He holds a B.S. and an M.B.A., both in finance, from Indiana University and is a CFA charterholder.

Robert Manning, CFA, MBA, Managing Director, is a member of the Global Fixed Income, Currency & Commodities (GFICC) group. Based in Columbus, Mr. Manning is a portfolio manager and is responsible for managing investments consistent with the unique requirements of insurance industry clients. Previously, Mr. Manning was a member of the Fixed Income Portfolio Management Group that supports Mid-Institutional Portfolios. Mr. Manning holds a B.S. in business management from Wittenberg University, an M.B.A. from The Ohio State University, and a CFA charterholder.

Edward Fitzpatrick III, CFA, MBA, Managing Director, is a member of the GFICC group. Based in New York, Mr. Fitzpatrick III is the Head of U.S. Rates Team, responsible for managing government bond portfolios for institutional clients as well as recommending U.S. rates & derivatives strategies across GFICC portfolios. Prior to joining the firm in 2013, Mr. Fitzpatrick III was the head of U.S. Short-Intermediate Fixed income and government specialist at Schroders Investment Management NA. Previously, Mr. Fitzpatrick III spent six years as a repo and FX trade at subsidiary of The Bank of New York. Ed holds B.S. degrees in finance and information technology from Boston College, an M.B.A. in finance from New York University and is a CFA charterholder.

Mr. Sais has announced his retirement from JPMIM effective April 2026. Until his retirement, Mr. Sais will continue to serve on the portfolio management team, and upon his retirement, Messrs. Manning and Fitzpatrick will continue to be responsible for the management of the Fund.

Capitalized terms used in this Supplement shall, unless otherwise defined herein, have the same meaning as given in the Prospectus and/or SAI.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.